Supplement to the
Fidelity Advisor® Energy Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Energy Fund and Energy Portfolio pursuant to which Fidelity Advisor® Energy Fund would be reorganized on a tax-free basis with and into Energy Portfolio.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Energy Fund would receive, respectively, corresponding shares of Energy Portfolio.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Energy Fund in exchange for corresponding shares of Energy Portfolio equal in value to the net assets of Fidelity Advisor® Energy Fund and the assumption by Energy Portfolio of all of the liabilities of Fidelity Advisor® Energy Fund. After the exchange, Fidelity Advisor® Energy Fund will distribute the Energy Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Energy Fund. As a result, shareholders of Fidelity Advisor® Energy Fund will become shareholders of Energy Portfolio (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about November 14, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Energy Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.
Effective November 11, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice FitzMaurice (Co-Portfolio Manager) has managed the fund since 2020.
Kristen Dougherty (Co-Portfolio Manager) has managed the fund since 2024.
ANR-SUSTK-0725-107 1.9880395.107	July 22, 2025